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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 14, 2003



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


    MISSOURI                       0-20600                      43-1311101
 (State or other              (Commission File               (I.R.S. Employer
 jurisdiction of                   Number)                    Identification
  organization)                                                    Number)

        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                        63044
        (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code: (314) 291-5110




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1  Earnings Press Release, dated August 14, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 14, 2003, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

         This information is furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934.

                                 *    *    *





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 21, 2003

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/ Zsolt Rumy
                                          -------------------------------------
                                          Zsolt Rumy
                                          Chairman and Chief Executive Officer





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                                EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------

99.1                 Press Release, dated August 14, 2003.








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